Exhibit 10.7

TRADEMARK SECURITY AGREEMENT

     WHEREAS, U.S. Wireless Data, Inc., a Delaware corporation (herein referred to as "Grantor"), owns the Marks (as defined in the Loan Agreement referred to below) listed on Schedule 1 annexed hereto;

     WHEREAS, Grantor and Brascan Financial Corporation (the “Grantee”) are parties to a Term Loan and Security Agreement, dated as of September 16, 2003, (as amended, supplemented otherwise or modified from time to time, the “Loan Agreement”); and

     WHEREAS, pursuant to the terms of the Loan Agreement between Grantor and Grantee, Grantor has granted to Grantee for the benefit of Grantee, a security interest in substantially all the assets of the Grantor including all right, title and interest of Grantor in, to and under all Grantor’s Marks (as defined in the Loan Agreement), whether presently existing or hereafter arising or acquired, together with the goodwill of the business symbolized by the Marks and the applications therefor and the registrations thereof, and all products and proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement or dilution thereof or injury to the associated goodwill, to secure the payment of all amounts owing under the Loan Agreement and the other Obligations (as defined in the Loan Agreement).

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether presently existing or hereafter arising or acquired:

(i) each Mark, including, without limitation, each Mark referred to in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Mark; and

     (ii) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement or dilution of any Mark including, without limitation, any Mark referred to in Schedule 1 annexed hereto, or for injury to the goodwill associated with any Mark.

This security interest is granted in conjunction with the security interests granted to the Grantee pursuant to the Loan Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the 16th day of September  , 2003.

U.S. WIRELESS DATA, INC.,

By: Name: Adi Raviv Title: Executive Vice President & CFO

Acknowledged:

Brascan Financial Corporation,
        as Grantee

By:
      Name:
      Title:

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STATE OF NEW YORK               )
                                                          ) ss.:
COUNTY OF NEW YORK           )

     On the __ day of September, 2003, before me personally came Avi Raviv, to me personally known to me the person described in and who executed the foregoing instrument as Executive Vice President and CFO of U.S. Wireless Data, Inc., who being by me duly sworn, did depose and say that he is Executive Vice President and CFO of U.S. Wireless Data, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and seal on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

[Seal]

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